Fourth Amendment to Credit Agreement

This Fourth Amendment to Credit Agreement (herein, this “Amendment”) is entered into as of April 5, 2018 (the “Fourth Amendment Effective Date”), by and among The Tile Shop, LLC, a Delaware limited liability company (the “Company”), Tile Shop Lending, Inc., a Delaware corporation (“Tile Shop Lending” and together with the Company, the “Borrowers”), Tile Shop Holdings, Inc., a Delaware corporation (“Holdings”), the other Guarantors party hereto, the Lenders party hereto, and Fifth Third Bank, as Administrative Agent and L/C Issuer.

Recitals:

A.The Borrowers, Holdings, the other Guarantors party thereto, the Lenders party thereto, and Fifth Third Bank, as Administrative Agent and L/C Issuer, are party to a Credit Agreement dated as of June 2, 2015 (as amended, modified, restated, or supplemented from time to time, the “Credit Agreement”).

B.The Borrowers have requested that the Administrative Agent and the Required Lenders amend the minimum Consolidated Fixed Charge Coverage Ratio set forth in Section 7.11(a) of the Credit Agreement and the maximum Consolidated Total Rent Adjusted Leverage Ratio set forth in Section 7.11(b) of the Credit Agreement, and the Administrative Agent and the Required Lenders have agreed to do so on the terms and conditions set forth in this Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.Incorporation of Recitals; Defined Terms.  The Borrowers acknowledge that the Recitals set forth above are true and correct.  This Amendment shall constitute a Loan Document, and the Recitals shall be construed as part of this Amendment.  Each capitalized term used but not otherwise defined herein, including capitalized terms used in the introductory paragraph hereof and the Recitals, has the meaning assigned to it in the Credit Agreement.

Section 2.Amendments to Credit Agreement.

Upon satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be and hereby is amended as follows:

2.1.Clause (a) of Section 7.11 of the Credit Agreement is amended by replacing the ratio “1.50 to 1.00” appearing therein with the ratio “1.35 to 1.00”.

2.2.Clause (b) of Section 7.11 of the Credit Agreement is amended and restated in its entirety to read as follows:

(b)Consolidated Total Rent Adjusted Leverage Ratio.  Permit the Consolidated Total Rent Adjusted Leverage Ratio at any time to be greater than 4.00 to 1.00.

Section 3.Conditions Precedent to Amendment.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

3.1.The Borrowers, the Guarantors, the Required Lenders, and the Administrative Agent shall have executed and delivered this Amendment.

3.2.The Administrative Agent shall have received, for the account of each Lender that has executed and delivered this Amendment on or prior to the Fourth Amendment Effective Date (each, a “Consenting Lender”), an amendment fee in an amount equal to the product of (a) 0.05% multiplied by (b) the sum of such Consenting Lender’s outstanding Term Loans and Revolving Credit Commitment on the Fourth Amendment Effective Date, which amendment fee shall be fully-earned when due and non-refundable when paid.

3.3.Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

Section 4.Affirmation of Guarantors.  Each Guarantor hereby confirms that, after giving effect to this Amendment, each Loan Document to which such Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.  Each Borrower and each Guarantor acknowledge and agree that (a) nothing in the Credit Agreement, this Amendment, or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement, and (b) the Lenders are relying on the assurances provided in this Section in entering into this Amendment and maintaining credit outstanding to the Borrowers.

Section 5.Acknowledgement of Liens.  The Borrowers and the Guarantors hereby acknowledge, confirm and agree that the Administrative Agent has a valid, enforceable (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability) and perfected first‑priority lien upon and security interest in the Collateral granted to the Administrative Agent pursuant to the Loan Documents (subject only to Permitted Liens), and nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for thereby as to the Secured Obligations which would be secured thereby prior to giving effect to this Amendment.

Section 6.Representations and Warranties of Borrowers and Guarantors.  To induce the Administrative Agent, the Lenders, and the L/C Issuer to enter into this Amendment, each Borrower and each Guarantor hereby represents and warrants to the Administrative Agent, the Lenders and the L/C Issuer that, as of the date hereof: (a) each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents is and remains true and correct on and as of the date hereof, except to the extent the same specifically refers to an earlier date, in which case it shall be true and correct as of such earlier date, (b) no Default or Event of Default exists, or would result herefrom, and (c) each Borrower and each Guarantor has the power and authority to execute, deliver, and perform this Amendment and has taken all necessary action to authorize their execution, delivery, and performance of this Amendment.

Section 7.Miscellaneous.

(a)Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of each Borrower, the Administrative Agent, the Lenders, the Swing Line Lender and the L/C Issuer, and their respective permitted successors and assigns.  The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of each Borrower, the Administrative Agent, the Lenders, the Swing Line Lender and the L/C Issuer with respect to the transactions contemplated hereby, and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment.

(b)Entire Agreement.  This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.  Except as specifically waived and amended hereby, all of the terms and conditions set forth in the Credit Agreement shall stand and remain unchanged and in full force and effect.

(c)Headings.  Section and sub-section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(e)Conflict of Terms.  Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the Loan Documents, the provision contained in this Amendment shall govern and control.

(f)Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.    Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g. “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

(g)Incorporation of Credit Agreement.  The provisions contained in Sections 10.14 (Governing Law, Jurisdiction, Etc.) and 10.15 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this Amendment rather than the Credit Agreement.

[Signature Pages to Follow]

In Witness Whereof, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first set forth above.

C
“BORROWERS”

TILE SHOP, LLC
By: /s/ Kirk Geadelmann
Name: Kirk Geadelmann
Title: Chief Financial Officer

TILE SHOP LENDING, INC.
By: /s/ Kirk Geadelmann
Name: Kirk Geadelmann
Title: President

“GUARANTORS”
TILE SHOP HOLDINGS, INC.
By: /s/ Kirk Geadelmann
Name: Kirk Geadelmann
Title: Chief Financial Officer

THE TILE SHOP OF MICHIGAN, LLC
By: /s/ Kirk Geadelmann
Name: Kirk Geadelmann
Title: Chief Financial Officer

[Signature Page to Fourth Amendment To Credit Agreement (Tile Shop)]

FIFTH THIRD BANK, as Administrative Agent
By: /s/ Nicholas J Lachapelle
Name: Nicholas J Lachapelle
Title: Vice President

[Signature Page to Fourth Amendment to Credit Agreement (Tile Shop)]

FIFTH THIRD BANK, as a Lender, as L/C Issuer, and as Swing Line Lender
By: /s/ Nicholas J Lachapelle
Name: Nicholas J Lachapelle
Title: Vice President

[Signature Page to Fourth Amendment to Credit Agreement (Tile Shop)]

BANK OF AMERICA, N.A., as a Lender
By: /s/ A. Quinn Richardson
Name: A. Quinn Richardson
Title: Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement (Tile Shop)]

THE HUNTINGTON NATIONAL BANK, as a Lender
By: /s/ Kendreck Vincent
Name: Kendreck Vincent
Title: Assistant Vice President

[Signature Page to Fourth Amendment to Credit Agreement (Tile Shop)]